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                          SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  [ ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]    Definitive Proxy Statement
[x]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to section 240.14a-11(c) or section
       240.14a-12


                            ATRION Corporation
 ...............................................................................
              (Name of Registrant as Specified In Its Charter)

 ...............................................................................
    (Name of Person(s) Filing Proxy Statement if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]    $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ]    $500 per each party to the controversy pursuant to Exchange Act
       Rule 14a-6(i)(3).
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1)    Title of each class of securities to which transaction applies:

    2)    Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4)    Proposed maximum aggregate value of transaction:

    5)    Total fee paid:

   [ ]    Fee previously paid with preliminary materials.

[X] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.


    1)    Amount Previously Paid:

          .....................................................................

    2)    Form, Schedule or Registration Statement No.:

          .....................................................................

    3)    Filing Party:

          .....................................................................

    4)    Date Filed:

          .....................................................................



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                                                              January 24, 1997

Dear ATRION Corporation Shareholder:

We have previously sent to you proxy material for the Special Meeting of ATRION Corporation on February 21, 1997. Your Board of Directors has carefully considered the proposed reincorporation and believes that reincorporation in Delaware is in the best interests of the Company and its shareholders. The Board of Directors has unanimously approved the reincorporation and recommends that shareholders vote FOR the proposal.

Your Board believes that changing the state of the Company's incorporation from Alabama to Delaware will be beneficial for a number of reasons, including the following:

*  Prominence, Predictability and Flexibility of Delaware Law

*  Delaware's Well-Established Principles of Corporate Governance

*  The Company's Increased Flexibility in Implementing Strategic Actions

We urge you to read the Company's Proxy Statement carefully, as it provides detailed information regarding the proposed reincorporation. Approval of the proposal requires the affirmative vote of two-thirds of all outstanding shares. Remember, if you do not vote, it will have the same effect as a vote against the proposal. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY OR HOW FEW SHARES YOU MAY OWN. WHETHER OR NOT YOU HAVE ALREADY DONE SO, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD TODAY IN THE ENVELOPE PROVIDED.

Very truly yours,



Jerry A. Howard

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    If your ATRION shares are held in the name of a bank or brokerage firm, that firm cannot vote your shares without your specific instructions.

     Please complete and return the enclosed form of proxy so your bank or brokerage firm can execute your vote FOR the proposal.

    If you have any questions or need assistance voting your shares, please contact the firm assisting us in the solicitation of proxies:

                        GEORGESON & COMPANY INC.
                       TOLL FREE: 1-800-223-2064
                   BANKS & BROKERS CALL: 212-440-9800
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